UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): March 31, 2006

PUREDEPTH, INC.
(Exact name of registrant as specified in its charter)

Delaware	None	47-0892061
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Shoreline Drive, Suite 610
Redwood City, California 94065
(Address of principal executive offices) (Zip code)

(650) 632-0800
(Registrant’s telephone number, including area code)

303 Twin Dolphin Drive,
6th Floor, Redwood City, California 94065
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

As described on Current Report on Form 8-K of PureDepth, Inc. (f/k/a Diamond One, Inc.) (hereinafter referred to as “PureDepth” or the “Company”) filed on April 6, 2006 (the “Initial 8-K”), effective March 31, 2006, PureDepth, Inc., a California corporation, merged with and into PureDepth Technologies, Inc., a Delaware corporation and wholly owned subsidiary of Diamond One, Inc., with PureDepth Technologies, Inc. surviving the merger and remaining the wholly owned subsidiary of Diamond One, Inc.

The sole purpose of this amendment to the Initial 8-K is to incorporate as part of the Initial 8-K the information set forth below under Item 9.01 as required by Item 9.01 of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)       Pursuant to paragraph (a)(4) under Item 9.01 of Form 8-K, the attached financial statements were omitted from disclosure contained in the Initial 8-K. Attached hereto are the audited financial statements of PureDepth, Inc., a California corporation, for the ten month fiscal period ended January 31, 2006 and the fiscal year ended March 31, 2006.

(b)       Pro forma financial statements including the unaudited pro forma combined balance sheet of PureDepth, Inc. and its subsidiaries and Diamond One, Inc. at January 31, 2006, the unaudited pro forma combined statement of operations of PureDepth, Inc. and its subsidiaries and Diamond One, Inc. for the fiscal periods ended January 31, 2006 and March 31, 2005. The unaudited pro forma balance sheet attached hereto gives effect to the acquisition and disposition as if it had occurred on January 31, 2006, while the unaudited pro forma combined statement of operations gives effect to the acquisition and disposition as if it had occurred on April 1, 2004.

(c)	N/A.

(d)	Exhibits.

99.1	Audited financial statements of PureDepth, Inc., a California corporation, for the ten month fiscal period ended January 31, 2006 and the fiscal year ended March 31, 2005.

99.2	Unaudited pro forma balance sheet at January 31, 2006 and unaudited pro forma combined statement of operations for the fiscal periods ended January 31, 2006 and March 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUREDEPTH, INC.: (Registrant)

Date: June 16, 2006	By:	/s/ Fred Angelopoulos

FRED ANGELOPOULOS Chief Executive Officer

EXHIBIT INDEX

EXHIBITS

99.1	Audited financial statements of PureDepth, Inc., a California corporation, for the ten month fiscal period ended January 31, 2006 and the fiscal year ended March 31, 2005.

99.2	Unaudited pro forma balance sheet at January 31, 2006 and pro forma combined statement of operations for the fiscal periods ended January 31, 2006 and March 31, 2005.